UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2019

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	To be assigned*	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4505, 201 Merritt 7

Norwalk, Connecticut

06851-1056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

*

This report is filed by the Registrant as successor issuer to Xerox Corporation. The common stock of Xerox Corporation previously was registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	XRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Xerox Holdings Corporation, a New York corporation (“Holdings”), is providing the disclosure contained in this Current Report on Form 8-K in connection with the July 31, 2019 closing of its holding company reorganization (the “Reorganization”), for the purpose of establishing Holdings as the successor issuer to Xerox Corporation (“Xerox”) with respect to its common stock pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Holdings’ common stock, par value $1.00 per share, as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The disclosure in Item 3.03 is incorporated herein by reference.

In connection with the Reorganization, Xerox notified the New York Stock Exchange (“NYSE”) that the Reorganization had been completed and requested that trading of its shares of common stock be suspended prior to the market opening on August 1, 2019. On July 31, 2019, NYSE is expected to suspend trading of the Xerox shares after the close of business. On August 1, 2019, Xerox shares are expected to commence trading on NYSE under the symbol “XRX”. In addition, NYSE has informed Xerox that it will file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to remove the common stock of Xerox that had been listed on the NYSE from listing by Xerox on the NYSE and from registration under Section 12(b) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

On July 31, 2019, Xerox completed the Reorganization. In the Reorganization, Xerox became a direct, wholly owned subsidiary of Holdings. The Reorganization was effected through a merger pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated March 15, 2019, among Holdings, Xerox and Xerox Merger Sub, Inc. (“Merger Sub”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Xerox and the separate corporate existence of Merger Sub ceased (the “Merger”), with Xerox as the surviving corporation in the Merger and continuing its corporate existence as a direct, wholly owned subsidiary of Holdings.

At the Effective Time, each outstanding share of Xerox common stock issued and outstanding immediately prior to the Effective Time automatically converted into one share of Holdings common stock. The rights of common shareholders of Holdings are substantially similar in all material respects to the rights of Xerox common shareholders immediately prior to the Reorganization, subject to nominal dilution of voting rights as a result of the voting provisions of the Holdings Series A Preferred Stock (as defined below).

At the Effective Time, each share of Xerox Series B convertible perpetual preferred stock (“Series B Preferred Stock”) was exchanged for one share of Holdings Series A convertible perpetual voting preferred stock (“Series A Preferred Stock”). Each share of Holdings Series A Preferred Stock has the same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as the existing shares of Xerox Series B Preferred Stock, with the addition of certain voting rights to ensure the treatment of the holding company reorganization as a “reorganization” for U.S. federal income tax purposes. The Holdings Series A Preferred Stock will vote together with the Holdings common stock, as a single class, on all matters submitted to the shareholders of Holdings, but the Holdings Series A Preferred Stock will only be entitled to one vote for every ten shares of Holdings common stock into which the Holdings Series A Preferred Stock is convertible.

A comparison of the rights of shareholders of Holdings and Xerox is included under the heading “Proposal 1 – Approval of the Holding Company Reorganization – Comparative rights of Xerox and Holdings shareholders” in the joint proxy statement/prospectus of Holdings and Xerox, filed by Holdings with the Securities and Exchange Commission on April 23, 2019, which description is incorporated by reference herein.

In connection with the Reorganization, on July 31, 2019, Holdings entered into a Compensation Plan Agreement with Xerox (the “Compensation Plan Agreement”). Pursuant to the terms of the Merger Agreement and the Compensation Plan Agreement, Xerox transferred to Holdings and Holdings assumed sponsorship of and agreed to perform all obligations under, the June 30, 2017 Amendment and Restatement of the Xerox Corporation 2004 Performance Incentive Plan (the “Performance Incentive Plan”) and the 2013 Amendment and Restatement of the Xerox Corporation 2004 Equity Compensation Plan for Non-Employee Directors (the “Directors Plan,” and together with the Performance Incentive Plan, the “Xerox Stock Plans”), including each unexercised and unexpired option to purchase Xerox common stock and each right to acquire or vest in a share of Xerox common stock pursuant to restricted stock unit awards, performance share awards and deferred stock units (together, the “Awards”) that were outstanding under the Xerox Stock Plans immediately prior to the Effective Time. At the Effective Time, the reserve of Xerox common stock under each Xerox Stock Plan, whether allocated to outstanding equity awards under such Xerox Stock Plans or unallocated at that time, was automatically converted on a one-share-for-one-share basis into shares of Holdings common stock, and the terms and conditions that were in effect immediately prior to the Effective Time under each such outstanding Award will continue in full force and effect after the Effective Time, including, without limitation, the vesting schedule and applicable issuance dates, the per share exercise price, the expiration date and other applicable termination provisions, except that the shares of common stock issuable under each such Award will be shares of Holdings common stock.

The adoption of the Merger by the requisite vote of the shareholders of the Xerox Stock Plans constituted approval, without further action by the shareholders of Xerox, of any amendments to the Xerox Stock Plans necessary, appropriate or advisable to authorize (i) the assumption by Holdings of the Xerox Stock Plans, including any existing share reserves and the outstanding Awards under such Xerox Stock Plans, (ii) the issuance of Holdings common stock in lieu of shares of Xerox common stock under each of the Xerox Stock Plans, and (iii) Holdings to issue Awards under the Xerox Stock Plans to the eligible employees of Holdings and any of its subsidiaries, including any subsidiary formed or acquired after the Effective Time. Accordingly, at the Effective Time, the Xerox Stock Plans were each amended and restated in connection with the Reorganization to effectuate Holdings’ assumption of the Xerox Stock Plans including the Awards, to provide that references to Xerox be changed to refer to Holdings and references to Xerox common stock be changed to refer to Holdings common stock, and to provide that provisions for accelerated vesting and payment upon a change in control will be triggered by a change in control of either Holdings or Xerox.

The foregoing descriptions of the Compensation Plan Agreement, the Performance Incentive Plan, as amended and restated, and the Directors Plan, as amended and restated, are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 3.03 is incorporated herein by reference.

The directors of Holdings are the same as the directors of Xerox immediately before the Reorganization. Such directors and their current committee positions are listed below:

Board and Committees

Director	Age	Audit	Compensation	Corporate Governance	Finance
Jonathan Christodoro	43	X	X		X
Keith Cozza (Chair)	40			Chair
Joseph J. Echevarria	62	Chair			X
Nicholas Graziano	47	X			Chair
Cheryl G. Krongard	63		Chair	X
Scott Letier	58		X	X
Giovanni (“John”) Visentin	56

The executive officers of Holdings are the same as the executive officers of Xerox immediately before the Reorganization. Such executive officers and their current positions are listed below:

Director	Age	Present Position
Giovanni (John) Visentin	56	Vice Chairman and Chief Executive Officer
Steven J. Bandrowczak	58	President and Chief Operations Officer
Michael Feldman	52	Executive Vice President, President Americas Operations
Suzan Morno-Wade	51	Executive Vice President, Chief Human Resources Officer
William F. Osbourn, Jr.	54	Executive Vice President, Chief Financial Officer
Louis J. Pastor	35	Executive Vice President, General Counsel
Herve N. Tessler	56	Executive Vice President, President EMEA Operations
Naresh K. Shanker	58	Senior Vice President, Chief Technology Officer
Joseph H. Mancini, Jr.	60	Vice President, Chief Accounting Officer

Biographical information concerning each such director and officer (other than Mr. Shanker) is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 of Xerox, which incorporates by reference certain portions of the definitive joint proxy statement/prospectus for Xerox’s May 21, 2019 Annual Meeting of Shareholders.

Mr. Shanker joined Xerox as chief digital officer and the executive committee in January 2019, and was appointed senior vice president and chief technology officer in May 2019. Prior to joining Xerox, Mr. Shanker was chief digital and information officer for a start-up company focusing on disruptive nano materials and clean energy solutions where he continues to be a strategic advisor. Previously, Mr. Shanker was the CIO for Hewlett Packard (HP) and Palm, Inc.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2019, Holdings amended and restated its certificate of incorporation and by-laws in connection with the closing of the Reorganization. The Holdings restated certificate of incorporation, which reflects amendments effected pursuant to a certificate of amendment to the Holdings certificate of incorporation, and the Holdings amended and restated by-laws contain provisions substantially similar in all material respects to the restated certificate of incorporation of Xerox and the by-laws of Xerox in effect immediately prior to the Reorganization, respectively, except that following the Effective Time, Holdings is authorized to issue preferred stock with or without cumulative dividends, and the Holdings Series A Preferred Stock has the same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as the existing shares of Xerox Series B Preferred Stock, with the addition of certain voting rights to ensure the treatment of the holding company reorganization as a “reorganization” for U.S. federal income tax purposes.

The foregoing descriptions of the certificate of amendment to the Holdings certificate of incorporation, the Holdings restated certificate of incorporation and the Holdings amended and restated by-laws do not purport to be complete and are qualified in their entirety by reference to the full text of the certificate of amendment to the Holdings certificate of incorporation, the Holdings restated certificate of incorporation and the Holdings amended and restated by-laws, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated by reference herein.

Item 8.01. Other Events.

At the Effective Time, Holdings became the successor issuer to Xerox pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Holdings’ common stock, as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act. Holdings hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of Holdings’ common stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of Holdings’ common stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of Holdings’ filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

As of the Effective Time on July 31, 2019, Registrant’s Board of Directors authorized a $1.0 billion share repurchase program (exclusive of any commissions and other transaction fees and costs related thereto). This share repurchase program replaces and supplements the previously authorized share repurchase plan of Xerox, which ceased to have effect at the Effective Time.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of Xerox Holdings Corporation Certificate of Incorporation, dated July 31, 2019

3.2	Xerox Holdings Corporation Restated Certificate of Incorporation, dated July 31, 2019

3.3	Xerox Holdings Corporation Amended and Restated By-laws, dated July 31, 2019

10.1	Compensation Plan Agreement between Xerox Corporation and Xerox Holdings Corporation, dated as of July 31, 2019

10.2	Xerox Corporation 2004 Performance Incentive Plan, 2019 Amendment and Restatement

10.3	Xerox Corporation 2004 Equity Compensation Plan for Non-Employee Directors, 2019 Amendment and Restatement

99.1	Description of Xerox Holdings Corporation Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

Date: July 31, 2019	By:	/s/ Douglas H. Marshall
Name: Douglas H. Marshall
Title: Secretary